UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2009

THE MIDDLEBY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2009, the Board of Directors of The Middleby Corporation (the "Company") approved the cancellation of the unvested portion of certain previously awarded restricted stock grants to the Company’s named executive officers that were first scheduled to vest at specified prices of the Company’s common stock on January 1, 2009, January 1, 2010 and January 1, 2011 pursuant to restricted stock agreements with such named executive officers.  The number of cancelled shares attributable to such cancelled awards with respect to each of the Company’s named executive officers is set forth opposite each such officer’s name below:

Selim A. Bassoul	157,314 shares

Timothy J. FitzGerald	81,000 shares

David Brewer	8,000 shares

Mark Sieron	11,000 shares

Gary Mick	10,000 shares

On December 29, 2009, the Compensation Committee of the Board of Directors of the Company approved a form of Restricted Stock Agreement (the “RSA”) that the Company will use for grants of restricted stock to participants under the Company’s 2007 Stock Incentive Plan (the “2007 Plan”).  The RSA is substantially the same as the form of award agreement that the Company has used for grants under the 2007 Plan, except that the RSA includes performance-based vesting criteria that are linked to the Company’s achievement of certain Return on Equity (as defined in the RSA) targets as more fully described therein.

The foregoing summary of the RSA is qualified in its entirety by reference to the RSA, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

In addition, on December 29, 2009, the Company’s Board of Directors approved restricted stock grants pursuant to the terms of the RSA to the Company’s named executive officers equal to the number of shares set forth opposite each such officer’s name below:

Selim A. Bassoul	157,314 shares

Timothy J. FitzGerald	81,000 shares

David Brewer	8,000 shares

Mark Sieron	11,000 shares

Gary Mick	10,000 shares

Item 9.01	Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement for The Middleby Corporation 2007 Stock Incentive Plan, effective December 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: January 5, 2010	By:	/s/ Timothy J. FitzGerald
Timothy J. FitzGerald
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement for The Middleby Corporation 2007 Stock Incentive Plan, effective December 29, 2009.